BrickellBio

NASDAQ: BBI

Sofpironium Bromide U.S. Phase 3 Pivotal Program Topline Results

Making Fresh Tracks® in Medicine

October 7, 2021

Forward-Looking Statements

- This presentation contains forward-looking statements that involve substantial risk and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical fact, including, but not limited to, statements regarding future financial, business and/or research and clinical performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, the anticipated timing, scope, design and/or results of ongoing and future pre-clinical and clinical trials, intellectual property rights, including the validity, term and enforceability of such, the expected timing and/or results of regulatory applications and approvals, and size and prospects for commercializing any of Brickell's product candidates, or research collaborations with its partners, including in Japan, Korea, the United States or any other country are forward-looking statements. The words "believe," "could," "might," "would," "may," "will," "estimate," "continue," "anticipate," "intend," "plan," "expect," "predict," "potential," "look forward," "opportunity," "goals," or "should," and similar expressions and their variants, as they relate to Brickell Biotech, Inc., or any of our business partners are intended to identify forward-looking statements. Such statements are based on Brickell's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors.
- Statements regarding the following subjects, among others, may be forward-looking: Expectations regarding the successful development, regulatory approval and commercialization of sofpironium bromide and our other product candidates including those for autoimmune and neuroinflammatory; expectations regarding our intellectual property rights and that of our partners; expectations regarding the results and timing of results of clinical trials for sofpironium bromide and our other product candidates; expectations regarding the potential market size, opportunity and growth potential for sofpironium bromide and our other product candidates; expectations regarding the degree of physician and patient adoption and reimbursement, funding and use of sofpironium bromide following regulatory approval in countries like Japan where it has been approved and in other countries, if received, or any of our future products; our relationship with, and expectations of, our product development partners, suppliers and vendors; our cash (and equity) positions and ability to obtain adequate financing in the future on satisfactory terms or at all; our expenses and capital requirements; the timing or likelihood of regulatory filings and approvals; the implementation of our business model, strategic plans for our business, product candidates and technology; the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; and developments relating to our competitors; our ability to launch solely or with help or via others; and our business development efforts to enhance the Brickell product pipeline.
- These forward-looking statements are based largely on our current expectations/projections about future events and trends that we believe may affect our financial condition, results of operations, legal compliance, business strategy, short- and long-term operations and objectives. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in Part II, Item 1A. "Risk Factors" in our Quarterly Report on Form 10-Q for the period ended June 30, 2021, and under a similar heading in any other periodic or current report we may file with the U.S. Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge quickly and from time to time. It is not possible for Brickell Biotech, Inc. to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Highlights from Today's Announcement

Brickell announces positive topline results from two U.S. Phase 3 pivotal clinical studies of sofpironium bromide gel, 15% in primary axillary hyperhidrosis patients*

EFFICACY OVERVIEW	All primary and secondary endpoints were met and achieved statistical significance
SAFETY OVERVIEW	Sofpironium bromide gel, 15% was generally well-tolerated
NEXT STEPS	Plan to submit a New Drug Application to the FDA in mid-2022

**Sofpironium bromide gel, 15% is not approved by U.S. FDA or any other regulatory authority for any use*

U.S. Phase 3 Pivotal Program Overview (Cardigan I & Cardigan II)

STUDY TITLE	• Multicenter, randomized, double-blinded, vehicle-controlled studies to evaluate the safety and efficacy of topically applied sofpironium bromide gel, 15% in subjects with primary axillary hyperhidrosis
STUDY DESIGN	• In each study, ~350 subjects 9 years of age or older were randomized to receive sofpironium bromide gel, 15% or vehicle (1:1) for 6 weeks of treatment with a 2-week follow-up
CO-PRIMARY EFFICACY ENDPOINTS AGREED WITH FDA	• The proportion of subjects achieving at least a 2-point improvement in Hyperhidrosis Disease Severity Measure-Axillary (HDSM-Ax-7) from baseline to end of treatment (EOT) • The change in gravimetric sweat production (GSP) from baseline to EOT
STUDY POWER CALCULATIONS	• The studies were powered to demonstrate a statistically significant treatment effect ($p<0.05$) for both co-primary endpoints of ~0.90 (>0.95 for HDSM-Ax and 0.95 for GSP)

U.S. Phase 3 Pivotal Program: Subject Disposition

Overall, 89% of subjects receiving sofpironium bromide (SB) gel, 15% completed 6 weeks of treatment in the Phase 3 pivotal program

	CARDIGAN I			CARDIGAN II		
	Total	SB Gel, 15% (n = 173)[2]	Vehicle (Placebo Gel) (n = 177)[2]	Total	SB Gel, 15% (n = 180)[2]	Vehicle (Placebo Gel) (n = 171)[2]
Safety Population	349	173	176	351	180	171
Early Terminations	38	23 (*13.3%*)	15 (*8.5%*)	36	20 (*11.1%*)	16 (*9.4%*)
Due to non-TEAEs[1]	33	18 (*10.4%*)	15 (*8.5%*)	27	11 (*6.1%*)	16 (*9.4%*)
Due to TEAEs	5	5 (*2.9%*)	0	9	9 (*5.0%*)	0
Completed 6 weeks of treatment (EOT)	320	154 (*89.0%*)	166 (*93.8%*)	319	161 (*89.4%*)	158 (*92.4%*)

[1] TEAE = Treatment-Emergent Adverse Event; [2] 'n' represents number of subjects in the ITT population;
Source Tables 14.1.1.1.1 and 14.3.1.8.7

Co-Primary Efficacy Endpoint: ≥2 Point Improvement in HDSM-Ax-7

Sofpironium bromide (SB) gel, 15% demonstrated statistically significant HDSM-Ax-7 responses from baseline to EOT

CARDIGAN I

≥2 point improvement in HDSM-Ax-7 from baseline to EOT[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% Responders
p<0.001
29.4%
49.3%
Vehicle (n = 177)
SB 15% (n = 173)

CARDIGAN II

≥2 point improvement in HDSM-Ax-7 from baseline to EOT[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% Responders
p=0.003
47.0%
63.9%
Vehicle (n = 171)
SB 15% (n = 180)

[1] Data are based on multiple imputations for missing values
'n' represents number of subjects in the ITT population; EOT = end of treatment
Source Tables 14.2.1.1.1

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Co-Primary Efficacy Endpoint: Change in GSP

Sofpironium bromide (SB) gel, 15% demonstrated statistically significant responses compared to vehicle for change in GSP from baseline to EOT

CARDIGAN I

GSP change from baseline to EOT[1]



Vehicle
(n = 177)
SB 15%
(n = 173)
0
-25
-50
-75
-100
-125
-150
-175
GSP Change (mg)
-99.3
-129.5
p=0.002

CARDIGAN II

GSP change from baseline to EOT[1]



Vehicle
(n = 171)
SB 15%
(n = 180)
0
-25
-50
-75
-100
-125
-150
-175
GSP Change (mg)
-131.7
-145.9
p=0.030

[1] Data are based on observed continuous GSP values and p-values are based on ranked value analysis with multiple imputations for missing data
'n' represents number of subjects in the ITT population; GSP = gravimetric sweat production; EOT = end of treatment
Source Tables 14.2.3.41 and 14.2.1.1.4

Secondary Efficacy Endpoint: ≥1 Point Improvement in HDSM-Ax-7

Sofpironium bromide (SB) gel, 15% demonstrated statistically significant HDSM-Ax-7 responses from baseline to EOT

CARDIGAN I

HDSM-Ax-7 reduction (≥1 point improvement) from baseline to EOT[1]



100%
80%
60%
40%
20%
0%
% Responders
p=0.005
69.5%
82.8%
Vehicle
(n = 177)
SB 15%
(n = 173)

CARDIGAN II

HDSM-Ax-7 reduction (≥1 point improvement) from baseline to EOT[1]



100%
80%
60%
40%
20%
0%
% Responders
p=0.020
80.8%
89.9%
Vehicle
(n = 171)
SB 15%
(n = 180)

[1] Data are based on multiple imputations for missing values
'n' represents number of subjects in the ITT population; EOT = end of treatment
Source Tables 14.2.2.1

Secondary Efficacy Endpoint: Combined HDSM-Ax-7 & GSP Analysis

Sofpironium bromide (SB) gel, 15% demonstrated statistically significant responses in a combined HDSM-Ax-7 (≥2 point improvement) and GSP (≥70% reduction) analysis from baseline to EOT



CARDIGAN I
HDSM-Ax-7 (≥2 point improvement) & GSP (≥70% reduction) from baseline to EOT[1]
% Responders
50%
40%
30%
20%
10%
0%
p<0.0001
10.2%
32.1%
Vehicle (n = 177)
SB 15% (n = 173)



CARDIGAN II
HDSM-Ax-7 (≥2 point improvement) & GSP (≥70% reduction) from baseline to EOT[1]
% Responders
50%
40%
30%
20%
10%
0%
p=0.006
21.4%
35.5%
Vehicle (n = 171)
SB 15% (n = 180)

[1] Data are based on multiple imputations for missing values
'n' represents number of subjects in the ITT population; GSP = gravimetric sweat production; EOT = end of treatment
Source Tables 14.2.2.4

Secondary Efficacy Endpoint: Combined HDSM-Ax-7 & GSP Analysis

Sofpironium bromide (SB) gel, 15% demonstrated statistically significant responses in a combined HDSM-Ax-7 (≥1 point improvement) and GSP (≥50% reduction) analysis from baseline to EOT

CARDIGAN I

HDSM-Ax-7 (≥1 point improvement) & GSP (≥50% reduction) from baseline to EOT[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% Responders
p<0.001
33.3%
54.3%
Vehicle
(n = 177)
SB 15%
(n = 173)

CARDIGAN II

HDSM-Ax-7 (≥1 point improvement) & GSP (≥50% reduction) from baseline to EOT[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
% Responders
p=0.014
54.6%
68.7%
Vehicle
(n = 171)
SB 15%
(n = 180)

[1] Data are based on multiple imputations for missing values
'n' represents number of subjects in the ITT population; GSP = gravimetric sweat production; EOT = end of treatment
Source Tables 14.2.2.7

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U.S. Phase 3 Pivotal Program: Safety Summary

Majority of treatment-emergent adverse events (TEAEs) were mild or moderate in severity and transient in nature

	CARDIGAN I		CARDIGAN II	
	SB Gel, 15% (n = 173)	Vehicle (Placebo Gel) (n = 176)	SB Gel, 15% (n = 180)	Vehicle (Placebo Gel) (n = 171)
Any TEAE, n (%)	62 (35.8%)	23 (13.1%)	81 (45.0%)	23 (13.5%)
Treatment-Related TEAE	51 (29.5%)	9 (5.1%)	63 (35.0%)	9 (5.3%)
Treatment-Related TEAE by Severity				
Mild	26 (15.0%)	8 (4.5%)	27 (15.0%)	7 (4.1%)
Moderate	22 (12.7%)	1 (0.6%)	32 (17.8%)	1 (0.6%)
Severe	3 (1.7%)	0	4 (2.2%)	0
Serious AEs[1,2]	1 (0.6%)	0	1 (0.6%)	0

[1] Cardigan I Serious AE (bowel obstruction) was not treatment-related; [2] Cardigan II Serious AE (appendicitis) was not treatment-related
'n' represents number of subjects in the Safety population; Subjects who experienced one or more AEs are counted once for the worst severity
Source Tables 14.3.1.1 and 14.3.1.7.4

Incidence of Treatment-Emergent Adverse Events (≥2% of Subjects)

Sofpironium bromide (SB) gel, 15% was observed to be generally well tolerated and adverse events were predominantly mild or moderate in severity

	CARDIGAN I		CARDIGAN II	
	SB Gel, 15% (n = 173)	Vehicle (Placebo Gel) (n = 176)	SB Gel, 15% (n = 180)	Vehicle (Placebo Gel) (n = 171)
Dry mouth	20 (11.6%)	0	31 (17.2%)	2 (1.2%)
Blurred vision	9 (5.2%)	0	21 (11.7%)	1 (0.6%)
Application Site Pain	11 (6.4%)	3 (1.7%)	18 (10.0%)	2 (1.2%)
Application Site Erythema	9 (5.2%)	1 (0.6%)	14 (7.8%)	0
Mydriasis	13 (7.5%)	0	9 (5.0%)	0
Application Site Pruritis	11 (6.4%)	1 (0.6%)	4 (2.2%)	1 (0.6%)
Application Site Dermatitis	10 (5.8%)	1 (0.6%)	10 (5.6%)	0
Urinary Retention	2 (1.2%)	0	6 (3.3%)	0
Application Site Irritation	2 (1.2%)	0	6 (3.3%)	1 (0.6%)
Dry Eye	1 (0.6%)	0	6 (3.3%)	0
Headache	2 (1.2%)	2 (1.1%)	4 (2.2%)	0
Constipation	1 (0.6%)	2 (1.1%)	4 (2.2%)	2 (1.2%)
Urinary Hesitation	1 (0.6%)	0	4 (2.2%)	0

'n' represents number of subjects in the Safety population; AEs depicted above were present in at least 2% of subjects in at least one treatment group
Source Table 14.3.1.7.1

U.S. Phase 3 Pivotal Program: Conclusions

Cardigan I and Cardigan II results support submission of an NDA to the FDA for sofpironium bromide gel, 15%

CO-PRIMARY EFFICACY ENDPOINTS

- Sofpironium bromide gel, 15% resulted in a statistically significant greater proportion of subjects achieving at least a 2-point improvement in HDSM-Ax from baseline to EOT compared to vehicle
- Sofpironium bromide gel, 15% resulted in a statistically significant greater reduction in GSP from baseline to EOT compared to vehicle

SECONDARY EFFICACY ENDPOINTS

- All 3 secondary efficacy endpoints showed statistically significant results favoring sofpironium bromide gel, 15% over vehicle

SAFETY AND TOLERABILITY

- Sofpironium bromide gel, 15% was generally well tolerated
- Majority of treatment-emergent AEs in sofpironium bromide gel, 15% treatment group were mild or moderate in severity and transient in nature
- No treatment-related serious AEs were reported

HDSM-Ax = Hyperhidrosis Disease Severity Measure–Axillary, a proprietary and validated patient reported outcome measure; GSP = gravimetric sweat production; EOT = end of treatment

BrickellBio

Corporate Highlights

Brickell Biotech, Inc. (NASDAQ: BBI)

Striving to transform patient lives by developing innovative and differentiated prescription therapeutics for the treatment of dermatologic, autoimmune and other debilitating diseases

Potential Best-in-Class Hyperhidrosis Product

- **Sofpironium bromide gel, 15%** is a novel topical potential treatment for primary axillary hyperhidrosis
- **Achieved positive US Phase 3 topline results** in Q4 2021
- **US NDA submission** expected in **mid-2022**
- **Commercial launch of SB gel, 5% (ECCLOCK®) underway in Japan** by Kaken Pharmaceutical

Cutting-edge Autoimmune Platform

- **BBI-02** is a **Phase 1-ready** potential first-in-class oral DYRK1A inhibitor with **strong nonclinical validation in multiple autoimmune disorders**
- **First-in-human study initiation** planned for BBI-02 **in H1 2022, with Phase 1 topline results expected by end of 2022**
- Extensive next generation compound library offers **opportunity to explore neuroinflammation**

Experienced Leadership

- **Executive team with proven track record**
- **History of successful development and launch** of numerous products achieving first-in-class and/or iconic status

Pipeline of NCEs with Multiple Near-Term Value Inflection Points

Program	Indication(s)	Discovery	Preclinical	Phase I	Phase II	Phase III	Approved	Next Milestone
Sofpironium Bromide Retrometabolic Anticholinergic	Primary Axillary Hyperhidrosis	KAKEN					Commercialized in Japan: ECCLOCK® Gel 5%	*NDA Submission: Mid-2022*
	Primary Palmoplantar Hyperhidrosis	KAKEN						*Ph1 Data*
BBI-02 DYRK1A inhibitor	**Autoimmune Diseases** • *Atopic Dermatitis* • *Rheumatoid Arthritis* • *Type 1 Diabetes* • *Others*							*Ph1 Initiation: H1 2022* *Ph1 results: End-2022*
BBI-03 DYRK1A inhibitor	**Autoimmune Dermatology** • *Atopic Dermatitis* • *Psoriasis* • *Others*							*Formulation Development: 2022*
Next Generation DYRK1A inhibitors	Neuroinflammatory & Other Diseases							*Lead Selection: 2022*

Topical Oral

Key Upcoming Milestones for BBI

Sofpironium Bromide

Mid-2022

U.S. NDA submission for primary axillary hyperhidrosis

BBI-02, BBI-03, and Next Generation DYRK1A Inhibitors

H1 2022

Initiate Phase 1 clinical study for **BBI-02**

End 2022

Phase 1 topline results for **BBI-02**

2022

BBI-03 – Formulation development

Next Generation – Lead selection for neuroinflammatory diseases

BrickellBio

NASDAQ: BBI

Thank You!

Contact: IR@brickellbio.com

Making Fresh Tracks® in Medicine

October 7, 2021